                                                                   Exhibit 10.13

                                UGS CAPITAL CORP.
                              UGS CAPITAL CORP. II
                                    UGS CORP.

                                  May 18, 2004

Charles Grindstaff
247 Bennett Avenue
Long Beach, CA 90803

      Re: Rollover Arrangements

Dear Mr. Grindstaff:

When signed by you in the space indicated below, this letter will confirm our irrevocable agreement that, if the transaction contemplated by the Stock Purchase Agreement, dated as of March 12, 2004 (the "Purchase Agreement"), among Electronic Data Systems Corporation, UGS Capital Corp. (formerly known as BSW Holdings, Inc.) ("Capital Corp.") and UGS PLM Solutions Inc. (the "Company") closes in accordance with the Purchase Agreement on or prior to June 30, 2004:

            (a) you agree to forego the amounts set forth on Schedule 1 hereto to which you would otherwise be entitled to be paid pursuant to your letter agreement with the Company, dated on or about February 16, 2004 (the "Retention Incentive Agreement"); and

            (b) in lieu thereof, Capital Corp., UGS Capital Corp. II ("Capital Corp. II"), and UGS Corp. ("UGS Corp.") will make the following awards to you as of the date of the closing of the transactions contemplated by the Purchase Agreement pursuant to the Management Incentive Plan of Capital Corp. and Capital Corp. II:

                  - a Restricted Stock Award of shares of "Class A Common Stock" of Capital Corp. in the amount and subject to vesting restrictions set forth on Schedule 2 hereto; and

                  - a Stock Option Award for the option to purchase shares of "Class L Common Stock" of Capital Corp. in the amount and subject to vesting restrictions set forth on
                        Schedule 2 hereto; and

                  - a deferred cash award in an amount set forth on Schedule 2 payable by UGS Corp. at the time you exercise your option to purchase shares of "Class L Common Stock" of Capital Corp.; and

                  - a Stock Option Award for the option to purchase shares of "Cumulative Preferred Stock" of Capital Corp. II in the amount and subject to vesting restrictions set forth on Schedule 2 hereto; and

                  - a deferred cash award in an amount set forth on Schedule 2 payable by UGS Corp. at the time you exercise your option to purchase shares of "Cumulative Preferred Stock" of Capital Corp. II.

Descriptions of the equity interests of Capital Corp. and Capital Corp. II contained in this letter shall substantially conform to the descriptions thereof in the confidential memorandum dated as of May 12, 2004. As a condition to your receipt of the benefits of this letter, you agree to join the Stockholders Agreement of Capital Corp. and Capital Corp. II on the closing date. Capital Corp., Capital Corp. II, UGS Corp., and you agree that nothing in this letter, or the awards made hereunder, is intended to or will affect your employment status with the Company as an at-will employee. Capital Corp., Capital Corp. II, UGS Corp., and you agree that this letter and your choice to forego the amounts set forth in Schedule 1 hereto will not affect any of the rights and obligations of the Company or you pursuant to the Retention Incentive Agreement with respect to the cash amounts you chose not to forego as set forth in Schedule 1. Capital Corp., Capital Corp. II, UGS Corp., and you further agree that nothing in this letter is intended to or will affect any of the rights and obligations of the Company or you pursuant to the Retention Incentive Agreement (a) if the closing pursuant to the Purchase Agreement does not occur on or prior to June 30, 2004, in which case this letter shall be null and void or (b) to the extent you have not foregone 100% of your Retention Incentive hereby, in which case your Retention Incentive Agreement shall apply to the portion of Retention Incentive retained. All payments taxed at ordinary income rates are subject to withholding.

If the foregoing is in accordance with your understanding, please sign this letter and return it to Capital Corp.

                                                 Very truly yours,

                                                 UGS CAPITAL CORP.

                                                               /s/ Kenneth Hao
                                                            --------------------
                                                            By: Kenneth Hao
                                                            Title:  Co-President

                                                 UGS CAPITAL CORP. II

                                                               /s/ Kenneth Hao
                                                            --------------------
                                                            By: Kenneth Hao
                                                            Title:  Co-President

                                                 UGS CORP.

                                                               /s/ Kenneth Hao
                                                            --------------------
                                                            By: Kenneth Hao
                                                            Title: Co-President

The foregoing is hereby
agreed to and accepted:

/s/ Charles C. Grindstaff
-------------------------

Letter Agreement

                                   SCHEDULE 1

       Cash Retention Incentive Pursuant to Retention Incentive Agreement

                                     PERCENTAGE OF   PAYMENT WITHIN 14
                                       RETENTION         DAYS OF          PAYMENT AT    PAYMENT AT
                                       INCENTIVE      DATE OF CLOSING       YEAR 1        YEAR 2        TOTAL
                                     -------------   -----------------    -----------  ------------  -----------
Retention Incentive
Foregone                                 50%            $ 68,750.00       $103,125.00  $ 103,125.00  $275,000.00

Retention Incentive
Retained                                 50%            $ 68,750.00       $103,125.00  $ 103,125.00  $275,000.00
                                        ---             -----------       -----------  ------------  -----------
   TOTAL RETENTION
   INCENTIVE:                           100%            $137,500.00       $206,250.00  $206,2503.00  $550,000.00
                                        ---             -----------       -----------  ------------  -----------

                                   SCHEDULE 2

                                 Rollover Awards

                                                                    VESTING
                                                           ----------------------------
            AWARD                 AMOUNT     PRICE/SHARE   CLOSING    YEAR 1    YEAR 2              PAYMENT
-----------------------------   -----------  -----------   --------  --------  --------  -------------------------------
Shares of Class A Common
Stock of Capital Corp.            22,000.00     $  1       5,500.00  8,250.00  8,250.00              N/A

Options to Purchase Shares of
Class L Common Stock of
Capital Corp.                      2,444.44     $ 81         611.11    916.66    916.67              N/A

Options to Purchase Shares of
Cumulative Preferred Stock of
Capital Corp. II                     550.00     $100         137.50    206.25    206.25              N/A

Deferred Cash Bonus
(Class L Common Stock                                                                    In proportion to Class L Common
Options)                        $198,000.00      N/A          N/A       N/A       N/A        Stock Option exercise

Deferred Cash Bonus
(Cumulative Preferred Stock                                                                In proportion to Cumulative
Options)                        $ 55,000.00      N/A          N/A       N/A       N/A    Preferred Stock Option exercise

                                UGS CAPITAL CORP.
                         2004 MANAGEMENT INCENTIVE PLAN

            THIS AWARD AND THE SHARES ISSUED HEREUNDER ARE SUBJECT TO
          RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE
             AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS
          AGREEMENT AMONG UGS CAPITAL CORP., UGS CAPITAL CORP. II, UGS
       HOLDINGS, INC., UGS CORP. AND CERTAIN STOCKHOLDERS OF UGS CAPITAL
         CORP. AND UGS CAPITAL CORP. II, DATED AS OF MAY 24, 2004 (THE
                           "STOCKHOLDERS AGREEMENT").

         UGS CAPITAL CORP. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF
           YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR
                   AWARD AND ITS TAX CONSEQUENCES. THANK YOU.

UGS Capital Corp.

      Attn: Board of Directors

Ladies and Gentlemen:

      The undersigned (i) acknowledges receipt of an award (the "Award") of restricted stock from UGS Capital Corp. (the "Company") under the UGS Capital Corp. and UGS Capital Corp. II 2004 Management Incentive Plan (the "Plan"), subject to the terms set forth below and in the Plan; (ii) further acknowledges receipt of a copy of the Plan in effect as of the date hereof; and (iii) agrees with the Company as follows:

      1.    Effective Date. This Agreement shall take effect as of May 27, 2004.

      2. Shares Subject to Award. The Company hereby agrees to issue, and the undersigned hereby agrees to accept in accordance with the terms hereof, that total number of shares set forth in Schedule A (the "Award Shares") of the Class A-4 Common Stock of the Company (the "Restricted Stock"). Except as otherwise specifically provided herein, the undersigned's rights to the Award Shares, whether vested or unvested, are subject to the restrictions and other provisions contained in the Plan and the Stockholders Agreement (both of which are incorporated herein by reference) in addition to such other restrictions, if any, as may be imposed by law. In the event of a conflict between the Plan and the Stockholders Agreement, the Stockholders Agreement shall control.

      3. Meaning of Certain Terms. Except as otherwise defined herein, all initially- capitalized terms used herein shall have the same meaning as in the Plan and the Stockholders Agreement. The term "vest" as used herein with respect to any Award Share means the lapsing of the requirement under Section 5 below that the Award Share be forfeited under certain circumstances.

      4. Vesting of Shares. Any unvested Award Shares held by the undersigned shall vest immediately if (i) the undersigned's Employment (as defined in the Plan) is terminated by the Company without Cause (as defined in Section 5 below), or (ii) a Change of Control occurs. Otherwise, Award Shares shall vest in accordance with Schedule A.

      5.    Forfeiture Risk.

            a. If the undersigned's Employment ceases for any reason other than termination by the Company without Cause, any unvested Award Shares shall be forfeited.

            b. For this purpose, "Cause" means (a) material breach of any agreement entered into between the undersigned and the Company, (b) material misconduct, (c) material failure to follow the Company's policies, directives or orders applicable to Company employees holding comparable positions, (d) intentional destruction or theft of Company property or falsification of Company documents, (e) material failure or refusal to faithfully, diligently and competitively perform the usual and customary duties associated with the undersigned's position, or (f) conviction of a felony or any crime involving moral turpitude.

      6. Company's Continuing Call Right. The Company shall have the right to purchase the Award Shares in accordance with the terms of the Stockholders Agreement whether or not the Shares are vested.

      7. Transfers of Shares. Award Shares shall not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of except in accordance with the Stockholders Agreement.

      8. Legend / Certificate Retention. Award Shares shall bear such legends as are required by the Stockholders Agreement and as may be determined by the Administrator prior to issuance, and certificates representing unvested Award Shares shall held by the Company if the Administrator so specifies.

      9. Dividends. No dividends shall be payable with respect to unvested Award Shares but such dividends shall be paid, without interest, only when, and if, said Award Shares become vested.

      10. Certain Tax Matters. The undersigned expressly acknowledges the following:

            a. The Company has strongly recommended that the undersigned consider making a so-called "83(b) election" with respect to the Award Shares. The undersigned has been advised to confer promptly with a professional tax adviser to consider whether to make such election. Any such election, to be effective, must be made in accordance with applicable regulations and within thirty (30) days following the date of "transfer" of the Shares (as determined under Section 83 of the Internal Revenue Code). The undersigned hereby agrees that if the undersigned makes an 83(b) election, the undersigned will provide a copy of the election to the Company not later than ten (10) days after filing the election with the Internal Revenue Service.

            b. The award or vesting of the Award Shares may give rise to "wages" subject to withholding. The undersigned expressly acknowledges and agrees that the undersigned's rights hereunder are subject to the undersigned promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The undersigned also authorizes the Company or its subsidiaries to withhold such amount from any amounts otherwise owed to the undersigned.

      By acceptance of this Award, the undersigned agrees to hereby become a party to, and be bound by the terms of, the Stockholders Agreement and the Participation and Registration Rights Agreement among UGS Capital Corp., UGS Capital Corp. II, UGS Holdings, Inc., UGS Corp. and certain stockholders of UGS Capital Corp. and UGS Capital Corp. II, dated as of May 24, 2004, in each case treating the undersigned as a "Manager" and the Award Shares as "Purchased and Roll-Over Shares."

                                                      Very truly yours,

                                                       /s/ Charles C. Grindstaff
                                                      --------------------------

Dated: May 27, 2004

The foregoing Restricted Stock
Award Agreement is hereby accepted:

UGS Capital Corp.

 /s/ Douglass E. Barnett
------------------------
Douglas E. Barnett
Executive Vice President

Roll-Over Restricted Stock Agreement

                                   SCHEDULE A

Total number of Award Shares: 22,000.00

25% Shares vest on the date of the Award;

an additional 37.5% Shares vest on the one year anniversary of the date of the Award and an additional 37.5% Shares vest on the two year anniversary of the date of the Award.

                   UGS CAPITAL CORP. AND UGS CAPITAL CORP. II
                         2004 MANAGEMENT INCENTIVE PLAN

           THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS
            OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER
           AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH
             IN THE STOCKHOLDERS AGREEMENT AMONG UGS CAPITAL CORP.,
         UGS CAPITAL CORP. II, UGS HOLDINGS, INC., UGS CORP. AND CERTAIN
           STOCKHOLDERS OF UGS CAPITAL CORP. AND UGS CAPITAL CORP. II,
            DATED AS OF MAY 24, 2004 (THE "STOCKHOLDERS AGREEMENT").

              UGS CAPITAL CORP. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH
           RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES. THANK YOU.

                                UGS CAPITAL CORP.
       NON-QUALIFIED ROLL-OVER OPTION AND CONDITIONAL DEFERRED CASH AWARD
                                   AGREEMENT

      This Agreement evidences a stock option granted by UGS Capital Corp., a Delaware corporation (the "Company") and a deferred cash award conditionally payable by UGS Corp., a Delaware corporation and an indirect subsidiary of the Company ("UGS Corp."), to the undersigned (the "Optionee"), pursuant to, and subject to the terms of, the UGS Capital Corp. and UGS Capital Corp. II 2004 Management Incentive Plan (the "Plan"), which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.

            (a) Grant of Option. The Company grants to the Optionee as of May 27, 2004, an option (the "Option") to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of shares set forth in Schedule A (the "Option Shares") of Class L Common Stock of the Company, par value $.001 per share, at an exercise price of eighty-one dollars ($81.00) per share. The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee. The latest date on which this Option, or any portion of it, may be exercised shall be May 27, 2014 (the "Final Exercise Date).

            (b) Meaning of Certain Terms. Except as otherwise defined herein, all initially-capitalized terms used in this Agreement shall have the same meaning as in the Plan and the Stockholders Agreement. As used herein with respect to the Option, the term "vest" means to become exercisable in whole or in specified part.

            (c) Vesting of Option. The Option shall vest in full immediately if
      (i) the undersigned's Employment (as defined in the Plan) is terminated by the Company without Cause (as defined in Section 5 below), or (ii) a Change of Control occurs. Otherwise, the Option shall vest in accordance with Schedule A.

            (d) Exercise of Option. Each election to exercise this Option shall be in writing, signed by the Participant or the Participant's executor, administrator, or legally appointed representative (in the event of the Participant's incapacity) or the person or persons to whom this Option is transferred by will or the applicable laws of descent and distribution (collectively, the "Option Holder"), and received by the Company at its principal office, accompanied by payment in full as provided in the Plan. Subject to the further terms and conditions provided in the Plan, the purchase price may be paid by delivery of cash or check acceptable to the Administrator or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by an Option Holder other than the Participant, the Company will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

            (e) Cessation of Employment. Unless the Administrator determines otherwise, the following will apply if the Optionee's Employment ceases:

      1. If the Optionee's Employment is terminated by the Company other than for Cause (as defined below), the Option will vest fully.

      2. To the extent the Option is neither vested prior to cessation of Employment nor vested upon cessation in accordance with (a) above, the Option will be forfeited immediately by the Optionee and will terminate.

      3. Subject to (d) below, to the extent the Option is vested prior to cessation of Employment or becomes vested upon cessation in accordance with (a) above, the Option will remain exercisable for the shorter of (i) a period of 60 days or (ii) the period ending on the Final Exercise Date, and will thereupon terminate.

      4. The Option will immediately terminate on cessation of Employment if the Administrator in its sole discretion determines that such cessation has resulted for reasons that cast such discredit on the Optionee as to justify immediate forfeiture of the Option.

      5. As used herein, "Cause" is defined as (a) material breach of any agreement entered into between the Optionee and the Company, (b) material misconduct, (c) material failure to follow the Company's policies, directives or orders applicable to Company employees holding comparable positions, (d) intentional destruction or theft of Company property or falsification of Company documents, (e) material failure or refusal to faithfully, diligently and competitively perform the usual and customary duties associated with your position, or (f) conviction of a felony or any crime involving moral turpitude.

            (f) Share Restrictions, etc. The Optionee's rights to Option Shares are subject to the restrictions and other provisions contained in the Plan and the Stockholders Agreement in addition to such other restrictions, if any, as may be imposed by law. In the event of a conflict between the Plan and the Stockholders Agreement, the Stockholders Agreement shall control.

            (g) Legends, etc. Option Shares issued upon exercise shall bear such legends as are required by the Stockholders Agreement and as may be determined by the Administrator prior to issuance.

            (h) Transfer of Option. This Option is not transferable by the Optionee other than in accordance with the Stockholders Agreement.

            (i) Withholding. The exercise of the Option will give rise to "wages" subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee's rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Company or its subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee.

            (j) Conditional Deferred Cash Award. The Company shall cause UGS Corp. to pay a conditional deferred cash Award to the Optionee in conjunction with the exercise of this Option. The conditional deferred cash Award will be paid only if, when, and to the extent that, the Option is exercised, and if the Option is forfeited as provided in Section 5 above, the deferred cash award shall be forfeited. The total amount of cash that will be paid if the Option is exercised in full is set forth in Schedule B. The amount of cash that will be payable upon any partial exercise of the Option shall be determined by multiplying the amount set forth in Schedule B by a fraction, the numerator of which is the number of Option Shares as to which the Option is then being exercised and the denominator of which is the total number of Option Shares as to which the Option was granted.

      By acceptance of this Option and conditional deferred cash award, the undersigned agrees to hereby become a party to, and be bound by the terms of, the Stockholders Agreement and the Participation and Registration Rights Agreement among UGS Capital Corp., UGS Capital Corp. II, UGS Holdings, Inc., UGS Corp. and certain stockholders of UGS Capital Corp. and UGS Capital Corp. II, dated as of May 24, 2004, in each case treating the undersigned as a "Manager" and the Option Shares as "Purchased and Roll-Over Shares."

      Executed as of the 27th day of May, 2004.

UGS Capital Corp.                        UGS Capital Corp.

                                          /s/ Douglas E. Barnett
                                         ---------------------------
                                         Douglas E. Barnett
                                         Executive Vice President

UGS Corp.                                UGS Corp.

                                          /s/ Douglas E. Barnett
                                         ---------------------------
                                         Douglas E. Barnett
                                         Executive Vice President

Optionee                                  /s/ Charles C. Grindstaff
                                         ---------------------------
                                         Name: Charles C. Grindstaff

Rollover Class L Option Agreement

                                   SCHEDULE A

                                VESTING SCHEDULE

Total number of Option Shares: 2,444.00

25%Shares are exercisable on or after the grant of the Option;

an additional 37.5% Shares are exercisable on and after the one year anniversary of the date of the Option; and

an additional 37.5% Shares are exercisable on and after the two year anniversary of the date of the Option.

                                   SCHEDULE B

                         CONDITIONAL DEFERRED CASH AWARD

Total amount of conditional deferred cash award: $198,000.00

                   UGS CAPITAL CORP. AND UGS CAPITAL CORP. II
                         2004 MANAGEMENT INCENTIVE PLAN

           THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS
            OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER
           AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH
             IN THE STOCKHOLDERS AGREEMENT AMONG UGS CAPITAL CORP.,
         UGS CAPITAL CORP. II, UGS HOLDINGS, INC., UGS CORP. AND CERTAIN
           STOCKHOLDERS OF UGS CAPITAL CORP. AND UGS CAPITAL CORP. II,
            DATED AS OF MAY 24, 2004 (THE "STOCKHOLDERS AGREEMENT").

            UGS CAPITAL CORP. II STRONGLY ENCOURAGES YOU TO SEEK THE
              ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH
           RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES. THANK YOU.

                              UGS CAPITAL CORP. II
       NON-QUALIFIED ROLL-OVER OPTION AND CONDITIONAL DEFERRED CASH AWARD
                                    AGREEMENT

      This Agreement evidences a stock option granted by UGS Capital Corp. II, a Delaware corporation (the "Company") and a deferred cash award conditionally payable by UGS Corp., a Delaware corporation and an indirect subsidiary of the Company ("UGS Corp."), to the undersigned (the "Optionee"), pursuant to, and subject to the terms of, the UGS Capital Corp. and UGS Capital Corp. II 2004 Management Incentive Plan (the "Plan"), which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.

      1. Grant of Option. The Company grants to the Optionee as of May 27, 2004, an option (the "Option") to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of shares set forth in Schedule A (the "Option Shares") of Cumulative Preferred Stock of the Company, par value $.001 per share, at an exercise price of one-hundred dollars ($100.00) per share. The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to Optionee in an Employment capacity as an employee. The latest date on which this Option, or any portion of it, may be exercised shall be May 27, 2014 (the "Final Exercise Date).

      2. Meaning of Certain Terms. Except as otherwise defined herein, all initially-capitalized terms used in this Agreement shall have the same meaning as in the Plan and the Stockholders Agreement. As used herein with respect to the Option, the term "vest" means to become exercisable in whole or in specified part.

      3. Vesting of Option. The Option shall vest in full immediately if (i) the undersigned's Employment (as defined in the Plan) is terminated by the Company without Cause (as defined in Section 5 below), or (ii) a Change of Control occurs. Otherwise, the Option shall vest in accordance with Schedule A.

      4. Exercise of Option. Each election to exercise this Option shall be in writing, signed by the Participant or the Participant's executor, administrator, or legally appointed representative (in the event of the Participant's incapacity) or the person or persons to whom this Option is transferred by will or the applicable laws of descent and distribution (collectively, the "Option Holder"), and received by the Company at its principal office, accompanied by payment in full as provided in the Plan. Subject to the further terms and conditions provided in the Plan, the purchase price may be paid by delivery of cash or check acceptable to the Administrator or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by an Option Holder other than the Participant, the Company will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

      5. Cessation of Employment. Unless the Administrator determines otherwise, the following will apply if the Optionee's Employment ceases:

      (a) If the Optionee's Employment is terminated by the Company other than for Cause (as defined below), the Option will vest fully.

      (b) To the extent the Option is neither vested prior to cessation of Employment nor vested upon cessation in accordance with (a) above, the Option will be forfeited immediately by the Optionee and will terminate.

      (c) Subject to (d) below, to the extent the Option is vested prior to cessation of Employment or becomes vested upon cessation in accordance with (a) above, the Option will remain exercisable for the shorter of (i) a period of 60 days or (ii) the period ending on the Final Exercise Date, and will thereupon terminate.

      (d) The Option will immediately terminate on cessation of Employment if the Administrator in its sole discretion determines that such cessation has resulted for reasons that cast such discredit on the Optionee as to justify immediate forfeiture of the Option.

      (e) As used herein, "Cause" is defined as (a) material breach of any agreement entered into between the Optionee and the Company, (b) material misconduct, (c) material failure to follow the Company's policies, directives or orders applicable to Company employees holding comparable positions, (d) intentional destruction or theft of Company property or falsification of Company documents, (e) material failure or refusal to faithfully, diligently and competitively perform the usual and customary duties associated with your position, or (f) conviction of a felony or any crime involving moral turpitude.

      6. Share Restrictions, etc. The Optionee's rights to Option Shares are subject to the restrictions and other provisions contained in the Plan and the Stockholders Agreement in addition to such other restrictions, if any, as may be imposed by law. In the event of a conflict between the Plan and the Stockholders Agreement, the Stockholders Agreement shall control.

      7. Legends, etc. Option Shares issued upon exercise shall bear such legends as are required by the Stockholders Agreement and as may be determined by the Administrator prior to issuance.

      8. Transfer of Option. This Option is not transferable by the Optionee other than in accordance with the Stockholders Agreement.

      9. Withholding. The exercise of the Option will give rise to "wages" subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee's rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Company or its subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee.

      10. Conditional Deferred Cash Award. The Company shall cause UGS Corp. to pay a conditional deferred cash Award to the Optionee in conjunction with the exercise of this Option. The conditional deferred cash Award will be paid only if, when, and to the extent that, the Option is exercised, and if the Option is forfeited as provided in Section 5 above, the deferred cash award shall be forfeited. The total amount of cash that will be paid if the Option is exercised in full is set forth in Schedule B. The amount of cash that will be payable upon any partial exercise of the Option shall be determined by multiplying the amount set forth in Schedule B by a fraction, the numerator of which is the number of Option Shares as to which the Option is then being exercised and the denominator of which is the total number of Option Shares as to which the Option was granted.

      By acceptance of this Option and conditional deferred cash award, the undersigned agrees to hereby become a party to, and be bound by the terms of, the Stockholders Agreement and the Participation and Registration Rights Agreement among UGS Capital Corp., UGS Capital Corp. II, UGS Holdings, Inc., UGS Corp. and certain stockholders of UGS Capital Corp. and UGS Capital Corp. II, dated as of May 24, 2004, in each case treating the undersigned as a "Manager" and the Option Shares as "Purchased and Roll-Over Shares."

      Executed as of the 27th day of May, 2004.

UGS Capital Corp. II                  UGS Capital Corp. II

                                         /s/ Douglas E. Barnett
                                      ----------------------------
                                      Douglas E. Barnett
                                      Executive Vice President

UGS Corp.                             UGS Corp.

                                         /s/ Douglas E. Barnett
                                      ----------------------------
                                      Douglas E. Barnett
                                      Executive Vice President

Optionee                                 /s/ Charles C. Grindstaff
                                      ----------------------------
                                      Name: Charles C. Grindstaff

Rollover Midco Option Agreement

                                   SCHEDULE A

                                VESTING SCHEDULE

Total number of Option Shares: 550.00

25% Shares are exercisable on or after the grant of the Option;

an additional 37.5% Shares are exercisable on and after the one year anniversary of the grant of the Option; and

an additional 37.5% Shares are exercisable on and after the two year anniversary of the grant of the Option.

Rollover Midco Option Agreement

                                   SCHEDULE B

                         CONDITIONAL DEFERRED CASH AWARD

Total amount of conditional deferred cash award: $55,000.00

Rollover Midco Option Agreement